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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-72232 and 333-13927) of Movado Group, Inc. of our report dated March 25, 1999, appearing on page F-1 of this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
Florham Park, New Jersey
April 30, 1999